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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                January 31, 2000

                            OMNI NUTRACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           UTAH                         0-18160                  87-046822
(STATE OF OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
    OF INCORPORATION)                 FILE NUMBER)           IDENTIFICATION NO.)


                              5310 BEETHOVEN STREET
                              LOS ANGELES, CA 90066
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 306-3636

                                       N/A
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                            OMNI NUTRACEUTICALS, INC.

                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K

                                                                        Page No.

Item 5.     Other Events ..............................................    3

Item 7.     Exhibits ..................................................    4

Signature   ...........................................................    6


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ITEM 5.  OTHER EVENTS

     Omni Nutraceuticals, Inc. (the Company) has completed an equity transaction with American Equities, LLC and Corporate Financial Enterprises, Inc. that will provide up to $5,000,000 of capital to the Company and its wholly owned Internet subsidiary HealthZone.com ("HealthZone").

     Under the terms of the transaction, the Company will issue up to 4,500,000 shares of its newly created 5% Convertible Preferred Stock, Series A ("Preferred Shares") and seven year warrants to purchase up to an aggregate of 775,000 shares of common stock at an exercise price of $2.25 per share, subject to adjustment. The aggregate purchase price for the Preferred Shares and warrants is $4,000,000 payable in two installments, the first in the amount of $2,000,000, which has been funded, and, subject to the satisfaction of certain performance targets, the second in the amount of $2,000,000. Concurrently with the first installment payment, HealthZone issued 222,222 shares of its common stock (representing approximately 10% of HealthZone's issued and outstanding shares of common stock) and a seven year warrant to purchase up to 37,000 shares of its common stock at an exercise price, subject to adjustment, equal to the lesser of $1.00 or 70% of the lowest price received by HealthZone on future sales of its capital stock, for a purchase price of $1,000,000. The Company has also agreed to lend HealthZone $1,000,000 out of second installment proceeds. The Company will use the proceeds from the sale of its securities to reduce indebtedness and for working capital purposes. The Preferred Shares are convertible into an aggregate of 3,000,000 shares of Company common stock (assuming issuance of the full amount of Preferred Shares), subject to adjustment. The Preferred Shares are not redeemable but may be subject to mandatory conversion under certain circumstances. The Preferred Shares will vote together with the common stockholders on an as converted basis and will have separate class voting rights to elect one director and in connection with certain corporate changes. The Preferred Shares will carry a liquidation preference of $.60 per share and an annual dividend rate of $.05 per share, payable semi-annually. The Company may elect to pay the dividend in additional Preferred Shares at a rate of .05.

     In connection with the above transaction, the Company has (i) amended its Articles of Incorporation to provide for the Preferred Shares, (ii) amended the Settlement Agreement between the Company and Klee Irwin as it related to certain funding provisions of HealthZone, and (iii) entered into two separate consulting agreements, one of which requires the Company to issue 560,000 shares of its Common Stock.

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     The Company was previously notified by Nasdaq that it failed to meet
NASDAQ's tangible minimum net worth requirement, and an oral hearing is scheduled on February 10, 2000 for the Company before a panel authorized by the Nasdaq Stock Market Board of Directors to determine the Company's continued listing on the Nasdaq National Market System. The Company believes that funding of this transaction now enables it to satisfy the minimum net worth requirement for continued listing on the NASDAQ National Market System.

ITEM 7.                 EXHIBITS

The following material is filed as an exhibit to this Current Report on Form
8-K:

EXHIBIT NUMBER                       DESCRIPTION OF EXHIBIT
--------------                       ----------------------
2.07                                 Articles of Amendment of Articles of
                                     Incorporation of Omni Nutraceuticals, Inc.

4.08                                 Stock Purchase Agreement by and Among Omni
                                     Nutraceuticals, Inc. and HealthZone.com,
                                     Inc. and American Equities, LLC and
                                     Corporate Financial Enterprises, Inc.
                                     dated as of January 24, 2000.

4.09                                 Registration Rights Agreement Among Omni
                                     Nutraceuticals, Inc. and American
                                     Equities, LLC and Corporate Financial
                                     Enterprises, Inc.  dated as of January 24,
                                     2000.

4.10                                 Warrant Agreement Among Omni
                                     Nutraceuticals, Inc. and American
                                     Equities, LLC and Corporate Financial
                                     Enterprises, Inc.  dated as of January 24,
                                     2000.

4.11                                 Warrant Agreement between HealthZone.com,
                                     Inc. and American Equities, LLC and
                                     Corporate Financial Enterprises, Inc.
                                     dated as of January 24, 2000

10.17                                Amendment No. 1 to Settlement Agreement
                                     dated October 8, 1999


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
                                     between Omni Nutraceuticals, Inc., and
                                     Klee Irwin

10.18                                Consulting Agreement by and between Omni
                                     Nutraceuticals, Inc. and Corporate
                                     Financial Enterprises, Inc. dated as of January 24, 2000

10.19                                Consulting Agreement by and between Omni
                                     Nutraceuticals, Inc. and Monfort
                                     Investissments dated as of January 24, 2000

10.20                                Lock up Agreement by Klee Irwin and R.
                                     Lindsey Duncan

10.21                                Indemnity Agreement between Omni
                                     Nutraceuticals, Inc. and Reid Breitman


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         OMNI NUTRACEUTICALS, INC.

Date: January 31, 2000                   By: /s/ Corey E. Fischer
                                            -------------------------------
                                                 Corey E. Fischer
                                                 Chief Financial Officer


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